Eaton Vance Global Sovereign Opportunities Fund

(formerly Eaton Vance Global Bond Fund)

Eaton Vance Emerging Markets Local Income Fund

Eaton Vance Global Macro Absolute Return Fund

Eaton Vance Global Macro Absolute Return Advantage Fund

Eaton Vance Strategic Income Fund

(formerly Eaton Vance Short Duration Strategic Income Fund)

(each, a “Fund”)

Supplement to Statement of Additional Information dated March 1, 2024

The following replaces “Organization and Management of Wholly-Owned Subsidiary.” in “Management and Organization”:

Organization and Management of Wholly-Owned Subsidiary. The Subsidiary invests in commodity-linked swap agreements and other commodity-linked derivative instruments, but may also invest in the securities and other instruments in which the Subsidiary Portfolio is permitted to invest. The Subsidiary is an exempted company organized under the laws of the Cayman Islands, whose registered office is located at the offices of Intertrust Corporate Services (Cayman) Limited, 190 Elgin Avenue, George Town, Grand Cayman, KY1-9005, Cayman Islands. The Subsidiary’s custodian is State Street Bank and Trust Company. The Subsidiary’s affairs are overseen by a board currently consisting of three Directors, Rick Hein, James F. Kirchner and Marc Moran. Messrs. Hein and Moran are both employees and Vice Presidents of Eaton Vance for more than five years. Mr. Kirchner is an employee of Eaton Vance and his biographical information appears above in “Management and Organization.” The Subsidiary has entered into a separate contract with the Subsidiary Portfolio’s adviser whereby the adviser provides investment advisory services to the Subsidiary. The investment adviser to the Subsidiary will comply with provisions of the 1940 Act relating to investment advisory contracts. The agreement continues in effect from year to year so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Subsidiary Portfolio cast in person at a meeting specifically called for the purposes of voting on such approval and (ii) by the Board of Trustees of the Subsidiary Portfolio or by vote of a majority of the outstanding securities of the Subsidiary Portfolio. The agreement may be terminated at any time without penalty upon sixty (60) days’ written notice by the Board of Trustees of either party, or by vote of the majority of the outstanding voting securities of the Subsidiary Portfolio and will terminate automatically in the event of its assignment. The Subsidiary will bear the fees and expenses incurred in connection with the custody, transfer agency, and audit services that it receives. The Subsidiary Portfolio expects that the expenses borne by the Subsidiary will not be material in relation to the value of its assets.

The Subsidiary has adopted compliance policies and procedures that are substantially similar to the policies and procedures adopted by the Subsidiary Portfolio. The Subsidiary is operated in accordance with the 1940 Act investment restrictions that apply to the Subsidiary Portfolio, (including provisions related to affiliated transactions and custody), but is not subject to provisions of the Internal Revenue Code. The Subsidiary Portfolio will comply with provisions of the 1940 Act governing investment policies and capital structure and leverage on an aggregate basis with the Subsidiary. The Subsidiary Portfolio’s Chief Compliance Officer oversees implementation of the Subsidiary's policies and procedures, and makes periodic reports to its Board of Trustees regarding the Subsidiary's compliance with its policies and procedures. In testing compliance of the Subsidiary Portfolio and the Subsidiary with applicable investment restrictions, the assets of the Subsidiary Portfolio are aggregated with those of the Subsidiary, except with respect to borrowings. The Subsidiary is subject to asset segregation requirements to the same extent as the Subsidiary Portfolio, which are tested for compliance on a consolidated basis as noted in the preceding sentence.

June 20, 2024